TRANSAMERICA SERIES TRUST
Supplement dated July 16, 2009 to the Statement of Additional Information dated May 1, 2009
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Transamerica Value Balanced VP
The following information supplements and replaces certain information in “Appendix D — Portfolio Manager Information” relating to Transamerica Value Balanced VP:
Transamerica Value Balanced VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
				Assets
Portfolio Manager	Number	Assets Managed	Number	Managed	Number	Assets Managed
Greg D. Haendel (lead-fixed-income)	10	$2,234,811,522	1	$304,147,164	11	$358,948,208
John J. Huber (lead-equity)	3	$704,342,888	1	$47,931,056	1	$78,423,676
Derek S. Brown (co-fixed-income)	3	$912,985,961	0	$0	15	$1,563,937,895
Scott L. Dinsdale (co-equity)	1	$124,873,872	0	$0	0	$0
Kirk R. Feldhus (co-equity)	2	$313,460,452	1	$8,480,605	0	$0
Brian W. Westhoff (co-equity)	7	$416,127,852	0	$0	2	32,030,243

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Greg D. Haendel (lead-fixed-income)	0	$0	0	$0	0	$0
John J. Huber (lead-equity)	0	$0	0	$0	0	$0
Derek S. Brown (co-fixed-income)	0	$0	0	$0	0	$0
Scott L. Dinsdale (co-equity)	0	$0	0	$0	0	$0
Kirk R. Feldhus (co-equity)	0	$0	0	$0	0	$0
Brian W. Westhoff (co-equity)	0	$0	0	$0	0	$0
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Transamerica Van Kampen Large Cap Core VP
The following information supplements and replaces certain information in “Appendix D — Portfolio Manager Information” relating to Transamerica Van Kampen Large Cap Core VP:
Effective July 1, 2009, B. Robert Baker is no longer a portfolio manager of Transamerica Van Kampen Large Cap Core VP.
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Investors Should Retain this Supplement for Future Reference